SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) is December 30, 2003

                                  YP.NET, INC.

             (Exact name of registrant as specified in its charter)


            NEVADA                      000-24217               85-0206668
-------------------------------   ----------------------  ----------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
 incorporation or jurisdiction)                           Identification Number)


4940 E. JASMINE STREET, SUITE 105, MESA,
                ARIZONA                                            85205
-----------------------------------------                    -----------------
         (Address of principal                                  (Zip Code)
           executive office)


Registrant's telephone number, including area code: (480) 654-9646


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Item 7.   EXHIBITS.

EXHIBIT NO.  ITEM
-----------  ----
99.1         Press  Release  dated  December  30,  2003
             reporting the Registrant's earnings for the
             fiscal year ended September 30, 2003.



Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 30, 2003, YP.Net, Inc. issued a press release announcing its earnings for the fiscal year ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 30, 2003                      YP.NET,  INC.



                                              /s/  Angelo Tullo
                                              ----------------------------------
                                              Angelo Tullo, Chairman and Chief
                                              Executive Officer


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